                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Land O'Lakes, Inc. (the "Company") on Form 10-Q/A for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on August 16, 2004](the "Report"), I, John E. Gherty, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By /s/ John E. Gherty
                                             ----------------------------------
                                          John E. Gherty
                                          President and Chief Executive Officer